Exhibit 5.1

CERTIFICATION PURSUANT TO
18 U.S.C.  SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Canadian Superior Energy Inc. (the “Company”) on Form 40-F for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Greg Noval, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 20, 2003

/s/ Greg Noval
Name: Greg Noval
Canadian Superior Energy Inc.
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Canadian Superior Energy Inc. (the “Company”) and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.